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                                                                   EXHIBIT 10.20

                                                        18210 REDMOND WAY
                                                        REDMOND, WA 98052-5090
GREAT WESTERN LEASING                                   P.O. Box 126
Division of Selland Auto Transport, Inc.                REDMOND, WA 98073-0126
                                                        (206) 869-6415

                               GUARANTY AGREEMENT

                                Lease No. K-541

The undersigned, in consideration of the execution by Great Western Leasing Division of Selland Auto Transport, Inc., its successors and assigns
("Lessor" herein), of the foregoing Lease Agreement and every Schedule incorporated therein, jointly and severally guarantee Lessor that the undersigned will duly perform each and every covenant and obligation, and will duly and fully pay each and every lease payment and other sums owing under said Lease Agreement. This guaranty shall be an absolute, direct, continuing, and unlimited guaranty, and Lessor shall not be bound to exhaust its recourse against Lessee before being entitled to payment or performance by the undersigned. Lessor may compound and settle with Lessee, or any one or more guarantor, or surrender or exchange any security without notice to and without affecting the obligation of any guarantor. The undersigned agree to remain bound notwithstanding any extensions of the lease or payment, modification or subleases, and the undersigned hereby consents thereto.

The undersigned hereby waives all notices, including notice of acceptance hereof and any demand or notice of nonpayment or nonperformance given by Lessor. The joint and several obligations and liabilities of the undersigned hereunder shall survive the death of any or all of the undersigned, and shall be binding on the estate or successor thereof. The undersigned shall have no right to subrogation or claim as a result of any payment hereunder until all claims of Lessor under the lease have been paid.

Address:  46970 Ocotillo Ct.
          Fremont, CA 94539

Signed:  ___________________________
          Frank Chiu

Signed:  ___________________________
          Doreen Chiu

Dated:    September 1, 1994

Witness:  __________________________